OPPENHEIMER GLOBAL FUND
                Supplement dated November 27, 1995 to the
                    Prospectus dated October 1, 1995



The Prospectus is amended as follows:

     In the chart on page 22 showing the average annual total returns of Class A shares of the Fund at 9/30/94, the caption over the column marked "Life" is deleted and replaced with "10 Years."



November 27, 1995                                           PS0330.009